UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

FIREFLY NEUROSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road, Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

(888) 237-6412
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIFF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 3, 2026, Firefly Neuroscience, Inc., a Delaware corporation (the “Company”) entered into an At the Market Offering Agreement (the “ATM Agreement”) with Konik Capital Partners, LLC, a division of T.R. Winston and Company, LLC (“KCP” or the “Sales Agent”), pursuant to which the Company may, from time to time, offer and sell shares of its common stock, par value $0.0001 per share, having an aggregate sales price of up to $7,434,266 (the “Shares”) through KCP as principal or agent. Sales of the Shares through KCP, if any, will be made by any method permitted by law deemed to be an “at the market offering” (the “ATM Offering”), as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, sales made directly on The Nasdaq Stock Market LLC or any other existing trading market for the Company’s common stock. KCP will use commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell the Shares from time to time, based on instructions from the Company.

The Company will pay KCP a commission equal to 2.0% of the aggregate gross proceeds from the sales of Shares sold through KCP under the ATM Agreement and will also reimburse KCP for the fees and costs of its legal counsel reasonably incurred in connection with entering into the transactions contemplated by the ATM Agreement in an amount not to exceed $50,000 in the aggregate, and up to an additional $5,000 per due diligence update session (and in no event more than $20,000 per fiscal year) for diligence and maintenance of the ATM Agreement. The ATM Agreement contains certain covenants, representations and warranties customary for an agreement of this type. The Company agreed to provide indemnification and contribution to the Sales Agent against certain liabilities, including liabilities under the Securities Act.

The Company has no obligation to sell, and the Sales Agent is not obligated to buy or sell, any of the Shares under the ATM Agreement and may at any time suspend offers under the ATM Agreement or terminate the ATM Agreement as provided for in the ATM Agreement. The offering of the Shares pursuant to the prospectus supplement and the accompanying base prospectus will terminate upon the earlier of (i) the sale, pursuant to the ATM Agreement, of Shares having an aggregate offering price of $7,434,266, and (ii) the termination by the Company or the Sales Agent of the ATM Agreement pursuant to its terms.

Unless otherwise agreed between the Company and the Sales Agent, settlement for sales of the Shares will occur on the first trading day (or such other settlement cycle as may be in effect pursuant to Rule 15c6-1) following the date on which any sales are made. Sales of the Shares will be settled through the facilities of The Depository Trust Company or by such other means as the Company and the Sales Agent may agree.

The Company currently intends to use the net proceeds, after deducting the Sales Agent’ commission and the Company’s offering expenses, that it receives upon the issuance and sale of Shares to or through the Sales Agent for working capital and other general corporate purposes.

The foregoing description of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of the ATM Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the ATM Agreement into the Registration Statement (as defined below).

The Shares are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 and an accompanying base prospectus (File No. 333-291916), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 3, 2025 and declared effective by the SEC on December 5, 2025  (the “Registration Statement”), and pursuant to a prospectus supplement relating to the offering dated February 3, 2026.

A copy of the opinion of Bevilacqua PLLC, counsel to the Company, regarding the validity of the Shares to be sold under the ATM Agreement is filed as an exhibit to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any offer, solicitation, or sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful before registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2026, Firefly Neuroscience Ltd., a wholly-owned subsidiary of the Company, entered into an addendum (the “Addendum”) to the Personal Employment Agreement dated February 2, 2017, and a Contract Addendum dated June 21, 2021 (collectively, the “Existing Employment Agreement”), with Gil Issachar, the Company's Chief Technology Officer. The Addendum amends the Existing Employment Agreement to replace Mr. Issachar’s automatic annual bonus with eligibility for a discretionary annual bonus of up to one month of his gross salary. The Addendum also provides for the payment of outstanding bonuses accrued through December 31, 2025.

The foregoing description of the Addendum is qualified in its entirety by reference to the full text of the Addendum, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	ATM Agreement by and between Konik Capital Partners, LLC, a division of T.R. Winston and Company, LLC, dated February 3, 2026
5.1	Opinion of Bevilacqua PLLC
10.1	Addendum to Personal Employment Agreement, dated February 4, 2026, by and between Firefly Neuroscience Ltd. and Gil Issachar.
23.1	Consent of Bevilacqua PLLC (incorporated into Exhibit 5.1)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2026	FIREFLY NEUROSCIENCE, INC.

/s/ Greg Lipschitz
	Name:	Greg Lipschitz
	Title:	Chief Executive Officer

3